Exhibit 10.7.1

Ratification and Extension Agreement

THIS Agreement is made and entered into this 1st day of April, 2008, by and between Millennium Group Worldwide Incorporated, a Florida corporation with its principal place of business at 2825 N. 10th Street, St. Augustine, Florida 32084 ("MGW”), and LEMAN TRADING 33 (PTY) LTD with a principal place of business at De Waterkant Building, Helderberg Street, Stellenbosch, 7600 (hereinafter referred to as “Leman Trading”).

WHEREAS, MGW have entered into a Shareholders Agreement dated October 16, 2005 (the “Prior Shareholders Agreement”);

WHEREAS, the Prior Shareholders Agreement Amendment dated November 28th  , 2007 (at Section Now, Therefore, Paragraph 2) was conditioned upon MGW obtaining adequate funding under its Form S-1 Registration, such period of time having already expired as a function of the registration and review process;

WHEREAS, both MGW and Leman Trading wish to ratify the Prior Shareholders Agreement Amendment and extend the period that will satisfy the Section Now, Therefore, Paragraph 2 condition as to timing.

NOW, THEREFORE, the parties agree as follows:

1.

MGW and Leman Trading hereby ratify the Prior Shareholders Agreement and

    Amendments in all respects;

2.

Section (Now, Therefore, Paragraph 2) relating to timing of funding is extended to June 1, 2008; and

3.

This Agreement, together with the Prior Shareholders Agreement and Amendments as hereby incorporated by reference, constitutes the entire understanding between the parties relating to the subject matter hereof, and no amendment or modification to this Agreement shall be valid or binding upon the parties unless made in writing and signed by each party.

4.

Should Leman Trading be forced to purchase the shareholding of West River Development Company (Pty) Ltd (“WRDC”), prior 1 June 2008, MGW shall be notified immediately and in the event that they are not able to provide the funding, Leman Trading shall have the right to arrange alternative funding on terms acceptable to Leman Trading.

5.

In the event that MGW is not able to provide funding as required by Leman Trading, the parties agree that the Prior Shareholders’ Agreement, the agreement in respect of the Hall of Fame and the deposit provided in terms of the WRDC-transaction shall be the only binding agreements between the parties.

Exhibit 10.7.1

Exhibit 10.7.1

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first written above.

MILLENNIUM GROUP WORLD INCORPORATED

(Signature)

Julius Jackson, Sr.

(Typed or Printed Name and Title)

LEMAN TRADING 33 (PTY) LTD, INC.

(Signature)

____________________________________

(Typed or Printed Name and Title)

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